SCAN-OPTICS,INC.
               2004 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1.   Purposes.

The purpose of the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan (the "Plan") is to (a) secure for Scan-Optics, Inc. (the "Company") and its stockholders the benefits arising from stock ownership by officers and other key employees of the Company, and any parent or subsidiary of the Company, who will be responsible for its future growth and continued success, and (b) enable the Company to attract and retain the services of key employees by providing them with an opportunity to become owners of Scan-Optics, Inc. Common Stock under the terms and conditions and in the manner contemplated by this Plan.

2.   Administration.

The Plan shall be administered by the Stock Options and Executive Compensation Committee of the Board of Directors (the "Committee"), consisting of not less than two Directors appointed by the Board of Directors. Members of the Board of Directors may only serve on the Committee if they are non-employee directors for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" as defined in Treasury Regulations ss.1.162m-27(e)(3). Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote.

Subject to the express provisions of the Plan, the Committee shall have authority to (i) construe and interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, (iii) determine the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of each option, and (iv) make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

3.   Maximum Number of Shares Subject to Plan.

Subject to adjustment as provided in Section 15 hereof, the shares of stock to be offered under the Plan may be authorized but unissued shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), or issued shares which have been reacquired. The aggregate amount of Common Stock to be delivered upon exercise of all options granted under the Plan shall not exceed 2,391,268 shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan.

4.   Incentive and Non-Qualified Options.

Options granted under the Plan may be either incentive stock options ("Incentive Options") intended to meet the requirement of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("Non-Qualified Options"). The Committee shall have the right, with the consent of the optionee, to convert an Incentive Option granted under the Plan to a Non-Qualified Option pursuant to Section 13 hereof.


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5.   Eligibility and Participation.

Officers and other key employees of the Company or of any parent or subsidiary of the Company, whether or not directors of the Company, shall be eligible to participate in the Plan. Directors who are not also employees are not eligible to participate in the Plan. An individual who has been granted an option may, if he is otherwise eligible, be granted additional options. Nothing in the Plan shall be deemed to give any employee any right to participate in this Plan or to receive an options hereunder.

An optionee may be granted and hold more than one option, but the aggregate fair market value (determined at the time the option is granted pursuant to Section 6 below) of the Common Stock for which any optionee may be granted Incentive Options which are exercisable for the first time in any one calendar year (under all incentive stock option plans of the Company and any parent or subsidiary of the Company) shall not exceed $100,000. There shall be no limit on the aggregate fair market value (as so determined) of the Common Stock for which any optionee may be granted Non-Qualified Options. Notwithstanding the foregoing, the aggregate amount of Common Stock subject to options granted to a single employee in any calendar year shall not exceed 100,000 shares.

6.   Purchase Price.

The purchase price of Common Stock covered by each option shall be determined by the Committee, but the purchase price of Incentive Options shall not be less than 100% of the fair market value of the Common Stock at the time such Incentive Option is granted and the purchase price of Non-Qualified Options shall not be less than 100% of the fair market value of the Common Stock at the time such Non-Qualified Option is granted; provided, however, that the Committee may set the purchase price of Non-Qualified Options granted to employees who are not "covered employees" (as defined in Section 162(m) of the Code) at an amount less than 100% of such market value, but not less than 85% of such market value if the Committee expressly determines to grant the discount from 100% of such fair market value in lieu of a reasonable amount of salary or cash bonus which would otherwise be paid to the employee granted such Non-Qualified Options. The fair market value of the Common Stock shall be determined pursuant to procedures adopted by the Committee. Anything herein to the contrary notwithstanding, no Incentive Option shall be granted to an employee if, at the time the Incentive Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or a parent or subsidiary of the Company, unless the Incentive Option price is at least 110% of the fair market value of the Common Stock subject to the Incentive Option at the time the Incentive Option is granted and the Incentive Option is not exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

7.   Duration and Time of Exercise of Options.

Each option and all rights thereunder shall expire on such date as the Committee may determine, but in no event later than ten (10) years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

Each option shall be exercisable in such installments during the period prior to its expiration date as the Committee shall determine, or may, if so determined by the Committee, be exercisable either in whole or in part at any time prior to its expiration date. If the option is made exercisable in installments and the optionee shall not in any given installment period purchase


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all of the shares which the optionee is entitled to purchase in such installment period, then the optionee shall have the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the expiration date or sooner termination of such option.

In the event of (a) a reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, (b) the dissolution or liquidation of the Company, or (c) a sale or lease of fifty percent (50%) or more, computed on the basis of book value, of the Company's consolidated assets, the time at which all options then outstanding may be exercised shall be accelerated and all such options shall become exercisable in full on or before a date fixed by the Committee prior to the effective time of such reorganization, merger, consolidation, dissolution, liquidation, sale or lease, and upon such effective time any unexercised options shall expire.

The Committee may, at any time, in its absolute discretion, accelerate the time at which an outstanding option can be exercised, in whole or in part, provided, however, that no such acceleration of the time for exercise shall be made if such acceleration would result in a modification of an Incentive Option (within the meaning of Section 424 of the Code), or cause such Incentive Option to fail to continue to qualify as an incentive stock option under Section 422 of the Code. Notwithstanding the provisions of this Section 7, the time at which an outstanding option may be exercised may not be accelerated to a date which is less than six (6) months after the date of grant of such option, except in the case of death or disability.

8.   Replacement and Substitute Options.

The Committee may, in its absolute discretion, grant to optionees, in exchange for the surrender and cancellation of their outstanding options, new options having option prices lower than the option price of the options so surrendered and canceled (the "Replacement Options") and containing such other terms and conditions as the Committee may deem appropriate, but only if (i) the Committee determines that it needs to grant Replacement Options to retain key employees, to provide necessary incentives to key employees or to further some other important corporate purpose; (ii) Replacement Options are rarely granted and only where extreme circumstances beyond management's control have substantially diminished the value of the outstanding options to be exchanged for Replacement Options; and (iii) the number of shares of Common Stock to be delivered upon exercise of the Replacement Options does not exceed ten percent (10%) of the number of shares of Common Stock to be delivered upon exercise of all options authorized to be granted under the Plan. Notwithstanding the preceding sentence, if, at a time when no additional shares of Common Stock are authorized to be delivered upon exercise of options granted under the Plan, the Committee determines that it needs to grant Replacement Options to employees who are not executive officers before the next stockholders' meeting, it may grant additional Replacement Options for a number of shares of Common Stock not exceeding ten percent (10%) of the number of shares of Common Stock to be delivered upon exercise of all options authorized to be granted under the Plan if such grant of additional Replacement Options is made continent upon the stockholder's authorization for such additional Replacement Options being obtained at the next stockholders' meeting. Options may be granted under the Plan and in substitution for stock options held by person who become or are to become salaried employees of the Company or any parent or subsidiary of the Company in any transaction to which Section 424(a) of the Code applies.


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9.   Exercise of Options.

Options shall be exercised by the delivery of written notice to the officer of the Company designated by the Committee setting forth the number of shares with respect to which the option is to be exercised, and specifying the address to which the certificates for such shares are to be mailed. The option price shall be paid in full at the time of exercise in cash by United States currency, certified check or money order or by tendering to the Company (i) shares of Common Stock having a fair market value on the date of exercise equal to the option price (including shares that would otherwise be issued pursuant to such exercise), or (ii) a combination of cash and shares of Common Stock valued at such fair market value.

As promptly as practicable after receipt of such written notification of the exercise of an option and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name.

10.  Non-Transferability of Options.

An Incentive Option and, unless otherwise determined by the Committee, a Non-Qualified Option granted under the Plan shall, by its terms, be non-transferable by the optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee, regardless of any community property interest therein of the spouse of the optionee, or such spouse's successors in interest.

11.  Continuance of Employment.

Nothing contained in the Plan or in any option granted under the Plan shall confer upon any optionee any right with respect to the continuation of employment by the Company or any parent or subsidiary of the Company, or interfere in any way with the right of the Company or any parent or subsidiary of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the optionee from the rate in existence at the time of granting of an option.

12.  Termination of Employment, Disability or Death of Optionee.

(a) Expect as may be otherwise expressly provided herein, options shall terminate, unless exercised, three (3) months after the date of the severance of the employment relationship between the optionee and the Company, or a parent or subsidiary of the Company; provided, however, that all options held by an optionee shall terminate immediately upon receipt by an optionee of the notice of termination if the optionee is terminated for deliberate, willful or gross misconduct as determined by the Company. Absence on leave approved by the Committee shall not be considered a severance of employment.

(b) If, before the date of expiration of the option, the optionee shall retire from the employ of the Company, or a parent or subsidiary of the Company, for reasons of age pursuant to a pension or retirement plan of the Company, or a parent or subsidiary of the Company, or for reasons of disability as defined in
Section 22(e)(3) of the Code, the option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement. If the retired optionee shall die before the termination of the


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option,  the optionee's  executors,  administrators  or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time within the earlier of the date of expiration of the option or the one-year period beginning on the date of the optionee's death, to exercise the option to the same extent as said retired optionee.

(c) In the event of the death of the holder of an option while in the employ of the Company, or a parent or subsidiary of the Company, and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the same extent to which the deceased optionee was entitled to exercise such option immediately prior to the deceased optionee's death.

(d) In the case of a Non-Qualified Option, the Committee may, in its discretion, vary the terms set forth in Sections 12(a), 12(b) and 12(c) by providing for different provisions in the applicable option agreement granting such Non-Qualified Options.

13. Conversion of Incentive Options into Non-Qualified Options; Termination of Incentive Options.

         The Committee may, at the written request of the optionee, take such actions as may be necessary to convert such optionee's Incentive Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Options, regardless of whether the optionee is an employee of the Company, or a parent or subsidiary of the Company, at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any Incentive Options that has not been exercised at the time of such termination.

14.  Privilege of Stock Ownership.

No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No share shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1993, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.


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15.      Adjustments.

If the outstanding shares of Common Stock of the Company are increased, changed into or exchanged for a different number or kind of shares or securities of the Company as a result of a merger, reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portion thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan for any such adjustment.

16.  Written Agreement.

Each option granted hereunder shall be embodied in a written Option Agreement which shall be subject to the terms and conditions prescribed herein, and shall be signed by the optionee and by an officer of the Company for and on behalf of the Company. Incentive Options and Non-Qualified Options may not be granted in the same Option Agreement. An Option Agreement shall contain such other provisions as the Committee in its discretion shall deem advisable so long as the same are not contrary or inconsistent with the terms and provisions of the Plan.

17.  Amendment and Termination of Plan.

The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that any material amendment of the Plan and any other amendment of the Plan requiring stockholder approval under Section 422 of the Code shall not be made without the approval of the stockholders of the Company in accordance with the General Corporation Law of the State of Delaware.

No amendment, suspension or termination of the Plan shall, without the consent of the optionee, alter or impair any rights or obligation under any outstanding Option Agreement.

18.  Withholding.

Any person exercising an option shall be required to pay in cash to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required to withhold such taxes. Such payment may also be made at the election of the optionee by the surrender of shares of Common Stock then owned by the optionee, or the withholding of shares of Common Stock otherwise to be issued to the optionee on exercise, in an amount that would satisfy the withholding amount due. The value of such shares withheld or delivered shall be equal to the fair market value of such shares on the date of exercise. In the event that such payment is not made when due, the Company shall have the right to deduct to the extent permitted by law, from any payment of any kind otherwise due to such person from the Company, all or part of the amount required to be withheld.


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19.  Effective Date of Plan.

Subject to stockholder approval of the Plan at the Company's 2004 Annual Meeting of Stockholders, this Plan shall become effective on the date of the filing, if any, of an amended and restated certificate of incorporation for the Company on or before June 30, 2005 increasing the total authorized capital stock of the Corporation to 70,000,000 shares consisting of 65,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, par value $0.02 per share. No options shall be granted pursuant to the Plan after the date that is ten years from the effective date of the Plan.

20.  Construction.

The plan and options granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such federal laws as may be applicable.


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